Exhibit 99.3

IBM 3Q 2017 Earnings October 17, 2017 ibm.com/investor

2 Certain comments made in this presentation may be characterized as forward looking under the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. Those statements by their nature address matters that are uncertain to different degrees. Those statements involve a number of factors that could cause actual results to differ materially. Additional information concerning these factors is contained in the Company’s filings with the SEC. Copies are available from the SEC, from the IBM web site, or from IBM Investor Relations. Any forward-looking statement made during this presentation speaks only as of the date on which it is made. The company assumes no obligation to update or revise any forward-looking statements. These charts and the associated remarks and comments are integrally related, and are intended to be presented and understood together. In an effort to provide additional and useful information regarding the company’s financial results and other financial information as determined by generally accepted accounting principles (GAAP), the company also discusses, in its earnings press release and earning presentation materials, certain non-GAAP information including “operating earnings” and other “operating” financial measures. The rationale for management’s use of this non-GAAP information is included as Exhibit 99.2 to the company’s Form 8-K submitted to the SEC on October 17, 2017. The reconciliation of non-GAAP information to GAAP is included on the slides entitled “Non-GAAP Supplemental Materials” in this presentation. For other related information please visit the Company’s investor relations web site at: http://www.ibm.com/investor/events/earnings/3q17.html Forward Looking Statements and Non-GAAP Information

3 Overview Improved revenue trajectory Revenue roughly flat yr/yr, -1% yr/yr at constant currency Growth in Cognitive Solutions and Systems segments Double-digit growth in Strategic Imperatives revenue Sequential improvement in gross and pre-tax margins Solid expense management while maintaining high investment levels Strong cash flow performance Maintaining full-year expectations for earnings per share and free cash flow 3Q17 $19.2B $3.30 $10.9B Revenue Operating EPS Free Cash Flow Last 12 Months

4 A Cognitive Solutions & Cloud Platform Company Revenue growth rates @CC, $ in billions Overlap in Strategic Imperatives revenue primarily reflects solutions delivered via cloud Embedding cloud and cognitive capabilities across our business to build new capabilities and to reinvent existing businesses Strategic Imperatives revenue up 10% in 3Q and over last twelve months Cloud revenue now 20% of IBM revenue over last twelve months New partnerships and ecosystems important to building and scaling new businesses Last $35B 45% 12 months Strategic Imperatives of IBM Revenue Revenue Strategic Imperatives Revenue 3Q17 Yr/Yr Total $8.8 10% Analytics $5.0 5% Cloud $4.1 20% aaS annual run rate $9.4 24% Mobile $1.2 7% Security $0.7 49% Social $0.2 Flat

5 Key Financial Metrics Revenue growth rates @CC, $ in billions except for EPS B/(W) Significant sequential improvement in yr/yr gross and pre-tax margin performance Expense yr/yr improvement reflects continued efficiency, while maintaining investments in strategic areas Strong free cash flow performance supports investments and shareholder returns Last 12 Cash Highlights 3Q17 Months Free Cash Flow (excl. GF Receivables) $2.5 $10.9 Share Repurchase (Gross) $0.9 $4.5 Dividends $1.4 $5.4 Cash Balance @ Sept 30 $11.5 P&L Highlights 3Q17 Yr/Yr Revenue $19.2 (1%) Expense - Operating $5.5 1% PTI - Operating $3.6 (2%) NI - Operating $3.1 (2%) EPS - Operating $3.30 Flat P&L Ratios (Operating) GP Margin 47.6% (0.4 pts) Expense E/R 28.8% 0.1 pts PTI Margin 18.8% (0.2 pts) Tax Rate 14.7% (0.5 pts) NI Margin 16.1% (0.3 pts)

6 Cognitive Solutions Segment Revenue growth in both Solutions Software and Transaction Processing Software Solutions Software growth led by analytics and security Annuity content continues to grow, driven by SaaS; strong software transactional performance Better than balanced performance Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Cognitive Solutions 3Q17 Yr/Yr Strategic Imperatives $2.9 5% Cloud $0.6 10% as-a-Service annual run rate $2.0 Segment Results 3Q17 Yr/Yr Revenue (External) $4.4 3% Gross Margin (External) 78.7% (1.7 pts) PTI $1.6 5% PTI Margin 32.8% 0.7 pts Segment Revenue Elements Transaction Processing Software +3 % Yr/Yr Solutions Software +3% Yr/Yr

7 Global Business Services Segment Revenue and gross profit trajectory similar to last quarter Consulting returned to growth with strong performance in digital offerings Application Management focused on helping clients implement cloud-centric architectures; revenue decline driven by areas not as differentiated Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Global Business Services 3Q17 Yr/Yr Strategic Imperatives $2.5 11% Cloud $1.0 35% as-a-Service annual run rate $1.2 Segment Results 3Q17 Yr/Yr Revenue (External) $4.1 (2%) Gross Margin (External) 27.3% (1.5 pts) PTI $0.5 (17%) PTI Margin 10.8% (1.9 pts) Segment Revenue Elements Application Management (3%) Yr/Yr Global P rocess Services (12%) Yr/Yr Consulting +1% Yr/Yr

8 Technology Services and Cloud Platforms Segment Revenue and gross profit trajectory similar to last quarter Infrastructure Services revenue impacted by yr/yr headwinds and shift away from lower value work GTS signings up over 25% with continued momentum in cloud offerings; Infrastructure Services backlog growth Profit margin reflects continued investment in cloud platforms; 2 point sequential improvement in PTI margin Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Technology Svcs & Cloud Platforms 3Q17 Yr/Yr Strategic Imperatives $2.6 12% Cloud $1.8 16% as-a-Service annual run rate $6.2 Segment Results 3Q17 Yr/Yr Revenue (External) $8.5 (4%) Gross Margin (External) 41.1% (1.0 pts) PTI $1.2 (7%) PTI Margin 13.8% (0.6 pts) Segment Revenue Elements Integration Software (3%) Yr/Yr Infrastructure Services (5%) Yr/Yr Technical Support Services (2%) Yr/Yr

9 Systems Segment Successful launch of z14 with pervasive encryption capabilities drove strong z Systems performance Third consecutive quarter of growth in Storage Gross margin expanded, led by z Systems and Storage Highlights Revenue growth rates @CC, $ in billions Strategic Imperatives Revenue within Systems 3Q17 Yr/Yr Strategic Imperatives $0.9 25% Cloud $0.7 23% Segment Results 3Q17 Yr/Yr Revenue (External) $1.7 10% Gross Margin (External) 53.6% 2.6 pts PTI $0.3 150% PTI Margin 17.4% 9.6 pts Segment Revenue Elements Operating Systems Software (3%) Yr/Yr Systems Hardware 14% Yr/Yr

10 Cash Flow and Balance Sheet Highlights Strong free cash flow generation reflects solid working capital performance Free Cash Flow realization 96% over last 12 months Positioned to support business over the longer term $ in billions *Excludes Global Financing receivables Balance Sheet Sep 17 Dec 16 Sep 16 Cash & Marketable Securities $11.5 $8.5 $10.0 Total Debt $45.6 $42.2 $42.5 Global Financing Debt $29.4 $27.9 $26.1 Global Financing Leverage 9.0 7.3 7.3 Non-GF Debt $16.2 $14.3 $16.4 Non-GF Debt/Capital 50% 50% 55% Last 12 Cash Flow 3Q17 Yr/Yr Months Net Cash from Operations* $3.3 $0.0 $14.2 Free Cash Flow* $2.5 $0.1 $10.9 Selected Uses of Cash Net Capital Expenditures $0.8 $3.3 Acquisitions $0.3 $0.7 Dividends/Share Repurchase $2.3 $10.0

11 Summary Sequential improvement in year-to-year revenue and margin performance Embedding cognitive and cloud across the business fuels shift to strategic imperatives revenue Continuing to invest while driving efficiency in spend base Strong free cash flow generation supports investment and shareholder returns Maintaining full-year 2017 expectations Operating EPS of at least $13.80 Free cash flow relatively flat yr/yr

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13 Supplemental Materials Currency – Impact on Revenue Growth Geographic Revenue Segment Revenue & Gross Profit Additional Revenue & Backlog Information Expense Summary Global Financing Portfolio Balance Sheet Summary Cash Flow Summary Cash Flow (ASC 230) Non-GAAP Supplemental Materials Some columns and rows in these materials, including the supplemental exhibits, may not add due to rounding

14 Currency – Impact on Revenue Growth Supplemental Materials 10/16/17 Quarterly Averages per US $ 2Q17 Yr/Yr 3Q17 Yr/Yr Spot 4Q17 FY17 1Q18 2Q18 Euro 0.91 (3%) 0.85 5% 0.85 9% 2% 10% 7% Pound 0.78 (12%) 0.76 (0%) 0.75 6% (5%) 7% 4% Yen 111 (3%) 111 (8%) 112 (2%) (3%) 2% (1%) Revenue Impact, Future @ 10/16/17 Spot (1.4 pts) 0.6 pts ~3 pts 0-1 pts 3-4 pts ~2 pts with FX movements @ 1Std Deviation +/- 2 pts +/- 0-1 pts +/- 3 pts +/- 4 pts IBM Revenue Impact @ 5 Yr Historical Average FX movements ~2 pts 0 pts 1-2 pts ~1 pts US$B Yr/Yr Revenue As Reported $19.2 (0.4%) Currency Impact $0.1 0.6 pts Revenue @ CC $19.0 (1.0%)

15 Geographic Revenue Broad-based improvement in yr/yr geographic performance Americas reflects sequential improvement in US yr/yr performance (-3%), Latin America declined vs. strong 3Q16 E/ME/A includes growth in Germany, France, Italy, Spain; decline in UK Asia Pacific growth driven by Japan (+4%) and China Revenue growth rates @CC, $ in billions Supplemental Materials Geography Revenue 3Q17 Yr/Yr Americas $8.9 (2%) Europe/ME/Africa $6.0 (1%) Asia Pacific $4.2 2%

16 Segment Revenue & Gross Profit Revenue growth rates @CC, $ in billions *Total Software = Cognitive Solutions + Integration Software + Operating Systems Software **Global Technology Services = Infrastructure Services + Technical Support Services Supplemental Materials 3Q17 3Q17 Segment Revenue & Gross Profit Metrics Revenue Yr/Yr GP% Yr/Yr Cognitive Solutions* $4.4 3% 78.7% (1.7) pts Solutions Software $3.0 3% Transaction Processing Software $1.4 3% Global Business Services $4.1 (2%) 27.3% (1.5) pts Consulting $1.8 1% Global Process Services $0.3 (12%) Application Management $2.0 (3%) Technology Services & Cloud Platforms $8.5 (4%) 41.1% (1.0) pts Global Technology Services** $7.5 (4%) 35.7% (0.8) pts Infrastructure Services $5.7 (5%) Technical Support Services $1.8 (2%) Integration Software* $1.0 (3%) 81.3% (2.4) pts Systems $1.7 10% 53.6% 2.6 pts Systems Hardware $1.3 14% 42.9% 5.9 pts Operating Systems Software* $0.4 (3%) 87.0% (1.2) pts Global Financing $0.4 3% 25.2% (12.6) pts

17 Additional Revenue & Backlog Information Growth rates @CC, $ in billions, Actual backlog calculated using September 30 currency spot rates Supplemental Materials 3Q17 Yr/Yr Signings $10.4 15% Services Backlog $119 (2%) Currency Impact Year to Year $1 Currency Impact Quarter to Quarter $2 3Q17 Yr/Yr Systems Hardware Revenue $1.3 14% z Systems 62% Power (8%) Storage 4%

18 Expense Summary Supplemental Materials $ in billions *includes acquisitions made in the last twelve months, net of non-operating acquisition-related charges **represents the percentage change after excluding the impact of currency and acquisitions Expense yr/yr improvement reflects continued efficiency, while maintain investments in strategic areas SG&A – Operating includes $0.1B yr/yr impact associated with commercial disputes B/(W) Expense Metrics 3Q17 Yr/Yr Currency Acq.* Base** SG&A – Operating $4.5 2% (1 pts) (1 pts) 3 pts RD&E – Operating $1.3 7% (1 pts) 0 pts 8 pts IP and Custom Development Income ($0.3) (42%) Other (Income)/Expense ($0.1) NM Interest Expense $0.2 (6%) Operating Expense & Other Income $5.5 1% 0 pts 0 pts 1 pts

19 Global Financing Portfolio 3Q17 – $26.1B Net External Receivables Global Financing Metrics 3Q17 2Q17 3Q16 Identified Loss Rate 1.0% 1.1% 2.1% Anticipated Loss Rate 0.4% 0.4% 0.5% Reserve Coverage 1.3% 1.5% 2.6% Client Days Delinquent Outstanding 6.9 4.9 3.9 Commercial A/R > 30 days $33M $31M $19M Supplemental Materials Investment Grade 52% Non-Investment Grade 48% 20% 32% 24% 14% 9% 1% 0% 10% 20% 30% 40% Aaa to A3 Baa1 to Baa3 Ba1 to Ba2 Ba3 to B1 B2 to B3 Caa1 to D

20 Balance Sheet Summary *includes eliminations of inter-company activity **Global Financing leverage reflects client and commercial financing entity established in 1Q17 Supplemental Materials $ in billions Sep 17 Dec 16 Sep 16 Cash & Marketable Securities $11.5 $8.5 $10.0 Non-GF Assets* $75.5 $74.4 $74.3 Global Financing Assets $34.6 $34.6 $31.3 Total Assets $121.6 $117.5 $115.6 Other Liabilities $56.3 $56.9 $56.0 Non-GF Debt* $16.2 $14.3 $16.4 Global Financing Debt $29.4 $27.9 $26.1 Total Debt $45.6 $42.2 $42.5 Total Liabilities $101.9 $99.1 $98.4 Equity $19.8 $18.4 $17.2 Non-GF Debt / Capital 50% 50% 55% Global Financing Leverage** 9.0 7.3 7.3

21 Cash Flow Summary Supplemental Materials $ in billions *Reclassified to reflect adoption of the FASB guidance on stock-based compensation **Revised classification of certain financing receivables for 3Q16 (QTD/YTD) decreasing Net Cash from Operations offset by Global Financing Receivables. No impact to Net Change in Cash from Operations (excluding GF Receivables) or Free Cash Flow. QTD B/(W) YTD B/(W) 3Q17 Yr/Yr 3Q17 Yr/Yr Net Cash from Operations *,** $3.6 ($0.5) $11.0 ($2.1) Less: Global Financing Receivables ** $0.3 ($0.6) $2.5 ($0.9) Net Cash from Operations (excluding GF Receivables) * $3.3 $0.0 $8.5 ($1.2) Net Capital Expenditures ($0.8) $0.1 ($2.3) $0.5 Free Cash Flow (excluding GF Receivables) * $2.5 $0.1 $6.2 ($0.8) Acquisitions ($0.3) ($0.2) ($0.4) $5.0 Divestitures $0.0 $0.0 $0.0 ($0.0) Dividends ($1.4) ($0.1) ($4.1) ($0.2) Share Repurchases (Gross) ($0.9) ($0.1) ($3.7) ($1.0) Non-GF Debt ($0.5) $1.2 $1.9 ($1.5) Other (includes GF A/R & GF Debt) * ($0.2) ($1.1) $3.1 ($0.3) Change in Cash & Marketable Securities ($0.8) ($0.1) $3.0 $1.2

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Cash Flow (ASC 230)

	QTD 3Q17	QTD 3Q16	YTD 3Q17	YTD 3Q16
Net Income from Operations	**$2.7**	**$2.9**	**$6.8**	**$7.4**
Depreciation / Amortization of Intangibles	$1.2	$1.1	$3.4	$3.3
Stock-based Compensation	$0.1	$0.1	$0.4	$0.4
Working Capital / Other *	($0.7)	($0.8)	($2.1)	($1.3)
Global Financing A/R **	$0.3	$0.8	$2.5	$3.3
Net Cash provided by Operating Activities *,**	**$3.6**	**$4.1**	**$11.0**	**$13.1**
Capital Expenditures, net of payments & proceeds	($0.8)	($0.9)	($2.3)	($2.8)
Divestitures, net of cash transferred	$0.0	$0.0	$0.0	$0.0
Acquisitions, net of cash acquired	($0.3)	($0.0)	($0.4)	($5.4)
Marketable Securities / Other Investments, net **	($0.9)	($0.1)	($0.5)	$0.9
Net Cash used in Investing Activities**	**($1.9)**	**($1.0)**	**($3.3)**	**($7.3)**
Debt, net of payments & proceeds	($0.4)	($2.0)	$2.3	$1.9
Dividends	($1.4)	($1.3)	($4.1)	($3.9)
Common Stock Repurchases	($0.9)	($0.9)	($3.7)	($2.6)
Common Stock Transactions - Other *	$0.0	$0.0	($0.0)	$0.1
Net Cash used in Financing Activities *	**($2.8)**	**($4.2)**	**($5.5)**	**($4.6)**
Effect of Exchange Rate changes on Cash	$0.3	$0.0	$0.9	$0.2
Net Change in Cash & Cash Equivalents	**($0.8)**	**($1.0)**	$3.1	$1.4

$ in billions

*Reclassified to reflect adoption of the FASB guidance on stock-based compensation

**Revised classification of certain financing receivables for 3Q16 (QTD/YTD) decreasing Net Cash provided by Operating Activities and Net Cash used in Investing Activities. No impact to Net Change in Cash & Cash Equivalents or Free Cash Flow.

Supplemental Materials

Reconciliation of Operating Earnings Per Share 23 Non-GAAP Supplemental Materials *Includes acquisitions through September 30, 2017 The above reconciles the Non-GAAP financial information contained in the “Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials 2017 Expectations IBM GAAP EPS at least $11.95 IBM Operating EPS (Non-GAAP) at least $13.80 Adjustments Acquisition-Related Charges* $0.75 Non-Operating Retirement-Related Items $1.10

Reconciliation of Revenue Growth - 3Q 2017 24 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Geographic Revenue” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Americas (2%) (2%) Europe/ME/Africa 2% (1%) Asia Pacific (1%) 2% U.S. (3%) (3%) Japan (4%) 4% 3Q17 Yr/Yr

Reconciliation of Revenue Growth - 3Q 2017 25 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “A Cognitive Solutions & Cloud Platform Company” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Strategic Imperatives 11% 10% Analytics 5% 5% Cloud 20% 20% aaS annual run rate 25% 24% Mobile 7% 7% Security 51% 49% Social 2% 0% 3Q17 Yr/Yr

Reconciliation of Revenue Growth - 3Q 2017 26 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Segment Revenue & Gross Profit”, “Additional Revenue & Backlog Information”, “Cognitive Solutions Segment”, “Global Business Services Segment”, “Technology Services & Cloud Platforms Segment”, and “Systems Segment” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials GAAP @CC Cognitive Solutions 4% 3% Solutions Software 4% 3% Transaction Processing Software 4% 3% Strategic Imperatives 5% 5% Cloud 10% 10% Global Business Services (2%) (2%) Consulting 0% 1% Global Process Services (11%) (12%) Application Management (3%) (3%) Strategic Imperatives 10% 11% Cloud 35% 35% 3Q17 Yr/Yr GAAP @CC Tech Svcs & Cloud Platforms (3%) (4%) Global Technology Services (3%) (4%) Infrastructure Services (4%) (5%) Technical Support Services (2%) (2%) Integration Software (3%) (3%) Strategic Imperatives 12% 12% Cloud 16% 16% Systems 10% 10% Systems Hardware 15% 14% z Systems 64% 62% Power (7%) (8%) Storage 5% 4% Operating Systems Software (2%) (3%) Strategic Imperatives 26% 25% Cloud 24% 23% Global Financing 4% 3% 3Q17 Yr/Yr

Reconciliation of Expense Summary - 3Q 2017 27 Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Expense Summary” discussion in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. *Represents the percentage change after excluding the impact of currency and acquisitions. Supplemental Materials Non-GAAP Operating GAAP Adjustments (Non-GAAP) SG&A Currency (1 pts) 0 pts (1 pts) Acquisitions (1 pts) 0 pts (1 pts) Base * 3 pts 0 pts 3 pts RD&E Currency (1 pts) 0 pts (1 pts) Acquisitions 0 pts 0 pts 0 pts Base * 5 pts 3 pts 8 pts Operating Expense & Other Income Currency 0 pts 0 pts 0 pts Acquisitions 0 pts 0 pts 0 pts Base* 1 pts 0 pts 1 pts

Reconciliation of Debt-to-Capital Ratio 28 Non-GAAP Supplemental Materials Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Cash Flow and Balance Sheet Highlights” and “Balance Sheet Summary” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Management presents its debt-to-capital ratio excluding the Global Financing business. A financing business is managed on a leveraged basis. The company funds its Global Financing segment using a debt-to-equity ratio target which increased to 9 to 1 beginning in the first quarter of 2017 from approximately 7 to 1 at Dec 31,2016. Given this significant leverage, the company presents a debt-to-capital ratio which excludes the Global Financing segment debt and equity because the company believes this is more representative of the company’s core business operations. Sep 2017 Dec 2016 Sep 2016 Non-Global Financing Debt/Capital 50% 50% 55% IBM Consolidated Debt/Capital 70% 70% 71%

Reconciliation of Free Cash Flow-Last 12 Months Non-GAAP Supplemental Materials The above reconciles the Non-GAAP financial information contained in the “Overview”, “Key Financial Metrics” and “Cash Flow and Balance Sheet Highlights” discussions in the company’s earnings presentation. See Exhibit 99.2 included in the Company’s Form 8-K dated October 17, 2017 for additional information on the use of these Non-GAAP financial measures. Supplemental Materials $ in billions 29 12 Months Ended Sep 2017 Net Cash from Operating Activities per GAAP: $15.0 Less: the change in Global Financing (GF) Receivables $0.8 Net Cash from Operating Activities (Excluding GF Receivables) $14.2 Capital Expenditures, Net ($3.3) Free Cash Flow (Excluding GF Receivables) $10.9

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